Exhibit 99.4

CONSENT OF DIRECTOR NOMINEE

Pursuant to Rule 438 under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to being named as a person who will be appointed to the Board of Emmis Acquisition Corp. (the “Company”), and to all other references to me, in the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission under the Securities Act, and any and all amendments (including post-effective amendments) to such Registration Statement and in any registration statement for the same securities offering filed pursuant to Rule 462(b) under the Securities Act and any and all amendments (including post-effective amendments) thereto (collectively, the “Registration Statement”).  I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: August 13, 2025	/s/ Anna C Mallon
Anna C Mallon

CONSENT OF DIRECTOR NOMINEE

Pursuant to Rule 438 under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to being named as a person who will be appointed to the Board of Emmis Acquisition Corp. (the “Company”), and to all other references to me, in the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission under the Securities Act, and any and all amendments (including post-effective amendments) to such Registration Statement and in any registration statement for the same securities offering filed pursuant to Rule 462(b) under the Securities Act and any and all amendments (including post-effective amendments) thereto (collectively, the “Registration Statement”).  I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: August 13, 2025	/s/ Low Koon Poh
Low Koon Poh

CONSENT OF DIRECTOR NOMINEE

Pursuant to Rule 438 under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent to being named as a person who will be appointed to the Board of Emmis Acquisition Corp. (the “Company”), and to all other references to me, in the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission under the Securities Act, and any and all amendments (including post-effective amendments) to such Registration Statement and in any registration statement for the same securities offering filed pursuant to Rule 462(b) under the Securities Act and any and all amendments (including post-effective amendments) thereto (collectively, the “Registration Statement”).  I also consent to the filing of this consent as an exhibit to the Registration Statement.

Dated: August 13, 2025	/s/ Seth Farbman
Seth Farbman

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